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CERTIFICATE                                                               SHARES
  NUMBER              SEE REVERSE FOR CERTAIN RESTRICTIONS

                                2-INFINITY, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF Colorado


                           SERIES A CONVERTIBLE PREFERRED STOCK
      The Corporation is authorized to issue 300,000,000 shares of Common
        Stock, no par value per share, and 25,000,000 shares of Preferred
               Stock, no par value per share.

         THIS CERTIFIES THAT ____________ IS THE OWNER OF _______________ FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK, NO PAR VALUE PER SHARE, OF 2-INFINITY.COM, INC. (THE "CORPORATION").

         THIS CERTIFICATE IS TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON, OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

         IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS __________ DAY OF
_____________.

-----------------                                        -------------------
    PRESIDENT                                                SECRETARY

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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

         A full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock of the Company authorized to be issued, the variations in the relative rights and preferences of the shares of each series of Preferred Stock of the Company to the extent they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of Preferred Stock is set forth in Article V of the Articles of Incorporation of the Company, as amended, on file in the Office of the Secretary of State of the State of Colorado. No holder of any stock of the Company has any preemptive right to acquire unissued or treasury shares of the Company.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - ___ Custodian ___
TEN ENT - as tenants by the entireties                          (Cust)   (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
         survivorship and not as tenants                            Act ________
         in common                                                       (State)

     Additional abbreviations may also be used though not in the above list.

         For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________ shares of Series A Convertible Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ______________________________ attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------------


    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.